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                                                                Exhibit 10.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Periodic Payment Variable Annuity Contracts


We consent to the inclusion in this registration statement on Form N-4 (File Nos. 2-72671 and 811-3199) of our report dated February 20, 1998, on our audit of the financial statements of KILICO Variable Annuity Separate Account and to the reference to our firm under the caption "Experts".



                                                Coopers & Lybrand L.L.P.



Chicago, Illinois
April 24, 1998


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                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Periodic Payment Variable Annuity Contracts

We consent to the inclusion in this registration statement on Form N-4 (File Nos. 2-72671 and 811-3199) of our report dated March 18, 1998, on our audit of the consolidated financial statements of Kemper Investors Life
Insurance Company and to the reference to our firm under the caption "Experts".


                                                Coopers & Lybrand L.L.P.



Chicago, Illinois
April 24, 1998